                                                                    EXHIBIT 21.1


                        WFS FINANCIAL 1996-C OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of November 30, 1996
                   for Distribution Date of December 20, 1996
                                    Class A-1


================================================================================



Original Principal Balance                                                                   91,500,000.00



                                                                                                                   PER $1000
                                                                                                                   ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS             BALANCE

       Aggregate Unpaid Principal Balance as of Prior Distribution Date                      91,500,000.00          1000.000000

       Aggregate Unpaid Principal Balance as of Current Distribution Date                    40,808,872.58           445.998807

                                       Pool Factor                                                0.445999

PRINCIPAL DISTRIBUTABLE AMOUNT:

       Principal Distributable Amount                                 48,099,840.67                                 525.681319
       Accelerated Principal Portion                                   2,591,286.75                                  28.320074

             Plus: Prior Principal Carryover Shortfall                         0.00                                   0.000000
             Less: Current Principal Carryover Shortfall                       0.00                                   0.000000
                                                                      -------------


       Total Principal Distributable Amount                                                  50,691,127.42          554.001393


INTEREST DISTRIBUTABLE AMOUNT:

       Interest Distributable Amount                                   1,559,744.58                                  17.046389

             Plus: Prior Interest Carryover Shortfall                          0.00                                   0.000000
             Less: Current Interest Carryover Shortfall                        0.00                                   0.000000
                                                                      -------------

       Total Interest Distributable  Amount                                                   1,559,744.58           17.046389


                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL
       Aggregate Scheduled Balance                                   484,308,872.58                                905.250229

       Servicing Fee                                                   1,337,499.00                                  2.499998

       Spread Account                                                 19,506,394.69                                 36.460551
       Net Change in Spread Account                                    3,456,394.69                                       n/a

       Note Percentage                                                       100.00%                                      n/a

       Certificate Percentage                                                  0.00%                                      n/a

================================================================================

                        WFS FINANCIAL 1996-C OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of November 30, 1996
                   for Distribution Date of December 20, 1996
                                    Class A-2


================================================================================



Original Principal Balance                                                                  160,000,000.00



                                                                                                                        PER $1000
                                                                                                                        ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS                  BALANCE

       Aggregate Unpaid Principal Balance as of Prior Distribution Date                     160,000,000.00             1000.000000

       Aggregate Unpaid Principal Balance as of Current Distribution Date                   160,000,000.00             1000.000000

                                       Pool Factor                                                1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

       Principal Distributable Amount                                          0.00                                      0.000000
       Accelerated Principal Portion                                           0.00                                      0.000000

             Plus: Prior Principal Carryover Shortfall                         0.00                                      0.000000
             Less: Current Principal Carryover Shortfall                       0.00                                      0.000000
                                                                       ------------


       Total Principal Distributable Amount                                                           0.00               0.000000


INTEREST DISTRIBUTABLE AMOUNT:

       Interest Distributable Amount                                   3,003,555.56                                     18.772222

             Plus: Prior Interest Carryover Shortfall                          0.00                                      0.000000
             Less: Current Interest Carryover Shortfall                        0.00                                      0.000000
                                                                       ------------

       Total Interest Distributable  Amount                                                   3,003,555.56              18.772222


                                                                                                                        PER $1000
                                                                                                                        AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                               ORIG PRIN BAL

       Aggregate Scheduled Balance                                   484,308,872.58                                     905.250229

       Servicing Fee                                                   1,337,499.00                                       2.499998

       Spread Account                                                 19,506,394.69                                      36.460551
       Net Change in Spread Account                                    3,456,394.69                                            n/a

       Note Percentage                                                       100.00%                                           n/a

       Certificate Percentage                                                  0.00%                                           n/a

                        WFS FINANCIAL 1996-C OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of November 30, 1996
                   for Distribution Date of December 20, 1996
                                    Class A-3


================================================================================



Original Principal Balance                                                                  165,000,000.00



                                                                                                                        PER $1000
                                                                                                                        ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS                  BALANCE

       Aggregate Unpaid Principal Balance as of Prior Distribution Date                     165,000,000.00              1000.000000

       Aggregate Unpaid Principal Balance as of Current Distribution Date                   165,000,000.00              1000.000000

                                       Pool Factor                                                1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

       Principal Distributable Amount                                          0.00                                        0.000000
       Accelerated Principal Portion                                           0.00                                        0.000000

             Plus: Prior Principal Carryover Shortfall                         0.00                                        0.000000
             Less: Current Principal Carryover Shortfall                       0.00                                        0.000000
                                                                       ------------


       Total Principal Distributable Amount                                                           0.00                 0.000000


INTEREST DISTRIBUTABLE AMOUNT:

       Interest Distributable Amount                                   3,272,270.83                                       19.831944

             Plus: Prior Interest Carryover Shortfall                          0.00                                        0.000000
             Less: Current Interest Carryover Shortfall                        0.00                                        0.000000
                                                                       ------------

       Total Interest Distributable  Amount                                                   3,272,270.83                19.831944


                                                                                                                        PER $1000
                                                                                                                        AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                               ORIG PRIN BAL

       Aggregate Scheduled Balance                                   484,308,872.58                                     905.250229

       Servicing Fee                                                   1,337,499.00                                       2.499998

       Spread Account                                                 19,506,394.69                                      36.460551
       Net Change in Spread Account                                    3,456,394.69                                            n/a

       Note Percentage                                                       100.00%                                           n/a

       Certificate Percentage                                                  0.00%                                           n/a

================================================================================

                        WFS FINANCIAL 1996-C OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of November 30, 1996
                   for Distribution Date of December 20, 1996
                                    Class A-4


================================================================================



Original Principal Balance                                                                   75,700,000.00



                                                                                                                        PER $1000
                                                                                                                        ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS                  BALANCE

       Aggregate Unpaid Principal Balance as of Prior Distribution Date                      75,700,000.00             1000.000000

       Aggregate Unpaid Principal Balance as of Current Distribution Date                    75,700,000.00             1000.000000

                                       Pool Factor                                                    1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

       Principal Distributable Amount                                          0.00                                       0.000000
       Accelerated Principal Portion                                           0.00                                       0.000000

             Plus: Prior Principal Carryover Shortfall                         0.00                                       0.000000
             Less: Current Principal Carryover Shortfall                       0.00                                       0.000000
                                                                -------------------


       Total Principal Distributable Amount                                                           0.00                0.000000


INTEREST DISTRIBUTABLE AMOUNT:

       Interest Distributable Amount                                   1,558,578.89                                      20.588889

             Plus: Prior Interest Carryover Shortfall                          0.00                                       0.000000
             Less: Current Interest Carryover Shortfall                        0.00                                       0.000000
                                                                -------------------

       Total Interest Distributable  Amount                                                   1,558,578.89               20.588889


                                                                                                                        PER $1000
                                                                                                                        AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                               ORIG PRIN BAL

       Aggregate Scheduled Balance                                   484,308,872.58                                     905.250229

       Servicing Fee                                                   1,337,499.00                                       2.499998

       Spread Account                                                 19,506,394.69                                      36.460551
       Net Change in  Spread Account                                   3,456,394.69                                            n/a

       Note Percentage                                                       100.00%                                           n/a

       Certificate Percentage                                                  0.00%                                           n/a


================================================================================

                        WFS FINANCIAL 1996-C OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of November 30, 1996
                   for Distribution Date of December 20, 1996
                                   Certificate

================================================================================

Original Principal Balance                                                                    42,800,000.00


                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS          BALANCE
         Aggregate Unpaid Principal Balance as of prior Distribution Date                     42,800,000.00      1000.000000

         Aggregate Unpaid Principal Balance as of current Distribution Date                   42,800,000.00      1000.000000

                                        Pool Factor                                                1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

         Principal Distributable Amount                                         0.00                                0.000000
         Accelerated Principal Portion                                          0.00                                0.000000

               Plus: Prior Principal Carryover Shortfall                        0.00                                0.000000
               Less: Current Principal Carryover Shortfall                      0.00                                0.000000
                                                                          ----------


         Total Principal Distributable Amount                                                          0.00         0.000000


INTEREST DISTRIBUTABLE AMOUNT:

         Interest Distributable Amount                                    894,163.33                               20.891667

               Plus: Prior Interest Carryover Shortfall                         0.00                                0.000000
               Less: Current Interest Carryover Shortfall                       0.00                                0.000000
                                                                          ----------

         Total Interest Distributable  Amount                                                    894,163.33        20.891667


                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL
         Aggregate Scheduled Balance                                  484,308,872.58                              905.250229

         Servicing Fee                                                  1,337,499.00                                2.499998

         Spread Account                                                19,506,394.69                               36.460551
         Net Change in  Spread Account                                  3,456,394.69                              n/a

         Note Percentage                                                      100.00%                             n/a

         Certificate Percentage                                                 0.00%                             n/a

================================================================================

                        WFS FINANCIAL 1996-C OWNER TRUST
                              Officer's Certificate
               for Master Service Report Date of November 30, 1996
                   for Distribution Date of December 20, 1996

================================================================================


Detailed Reporting

            See Schedule F


WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of November 30, 1996 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 1996.



                                    /s/  LEE A. WHATCOTT
                                    -----------------------------------
                                    Lee A. Whatcott
                                    Executive Vice President
                                    Chief Financial Officer


                                    /s/  MARK OLSON
                                    -----------------------------------
                                    Mark Olson
                                    Vice President
                                    Controller